UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 12, 2007

Commission file number 001-32511

IHS INC.
(Exact name of registrant as specified in its charter)

Delaware	13-3769440
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

15 Inverness Way East
Englewood, CO 80112
(Address of principal executive offices)

(303) 790-0600
(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

ITEM 1.01.  Entry into a Material Definitive Agreement

ITEM 2.01.  Completion of Acquisition or Disposition of Assets

On June 12, 2007, the Company executed an agreement with Woodbridge International Holdings S.A. for the purchase of Jane’s Information Group (“Jane’s”).  The parties completed the transaction on the same date.  Terms of the transaction included delivery of 4,399,000 shares of the Company’s Class A Common Stock and £18,738 in cash in exchange for all of the outstanding equity of Jane’s.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1 Media release dated June 12, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IHS INC.

Date: June 12, 2007	By:	/s/ Stephen Green
Stephen Green
Sr. Vice President and General Counsel

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